Equity Method Investment	12 Months Ended
Dec. 31, 2016
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investment

6. Equity Method Investment

Gravity EU SAS

Gravity EU SAS was accounted for by using the equity method since August 2011, due to a dilution of the Company’s interest in Gravity EU SASU, the Company’s ownership of the investee decreased from 100% to 25%. In 2013, the Company discontinued applying the equity method as the investment was reduced to zero. The Company did not have any contractual obligation to fund further losses of Gravity EU SAS. Gravity EU SAS was disposed in November 2014 and the Company recognized the gain on disposition of investments amounting to ~~W~~3 million.